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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 3, 2003


                     A.C. MOORE ARTS & CRAFTS, INC.
       -----------------------------------------------------------
            (Exact name of registrant as specified in its Charter)
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
         Pennsylvania                         000-23157                    22-3527763
 ----------------------------          ------------------------       -------------------
       (State or other                 (Commission File Number)          (IRS Employer
jurisdiction of incorporation)                                        Identification No.)


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                 500 University Court
                    Blackwood, NJ                                 08012
  --------------------------------------------             ------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (856) 228-6700


                                 Not Applicable
                     ---------------------------------------
                         (Former name or former address,
                          if changed since last report)



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Item 7.  Financial Statements and Exhibits
      (c)  Exhibits
         99.1     Press Release dated April 3, 2003.


Item 9.  Regulation FD Disclosure

         In accordance with SEC Release No. 33-8216, the following information is being provided under "Item 12. Results of Operations and Financial Condition."

         On April 3, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                A.C. MOORE ARTS & CRAFTS, INC.


Date:  April 4, 2003            By:   /s/ Leslie H. Gordon

                                     ----------------------------------------
                                      Name:    Leslie H. Gordon
                                      Title:   Chief Financial Officer and
                                                  Executive Vice President




                                 Exhibit Index


Exhibit No                                  Description
---------------------                       -----------------------------------
99.1                                        Press Release dated April 3, 2003.